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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  MAY 16, 2005
                                                      ---------------

                              STONEPATH GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                001-16105             65-0867684
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(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)        Identification No.)


          1600 MARKET STREET, SUITE 1515
            PHILADELPHIA, PENNSYLVANIA                       19103
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    (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (215) 979-8370
                                                          ----------------

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          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 16, 2005, Stonepath Group, Inc. (the "Company") issued a press release announcing its results of operations for the quarter ending March 31, 2005, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this report, being furnished pursuant to Item 2.02 and 7.01 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

         On May 16, 2005, the Company issued a press release announcing its results of operations for the quarter ending March 31, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (C) EXHIBITS:

              99.1  PRESS RELEASE DATED MAY 16, 2005

SAFE HARBOR STATEMENT

Statements contained in the exhibit to this report that state the Company's or its management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the exhibit and in documents that the Company has filed with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         STONEPATH GROUP, INC.


Date: May 18, 2005                       By: /s/ Thomas L. Scully
                                             ---------------------------
                                         Name:  Thomas L. Scully
                                         Title: Chief Financial Officer